UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2023
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01 Other Events.
On August 31, 2023, Eos Energy Enterprises, Inc. (the “Company”) issued a press release announcing that the U.S. Department of Energy (the “DOE”) issued a Conditional Commitment Letter to the Company for a loan of an aggregate principal amount of up to $398.6 million through the DOE’s Clean Energy Financing Program. Certain technical, legal and financial conditions must be satisfied and diligenced to the satisfaction of the DOE before the DOE enters into definitive financing documents with the Company and funds the loan.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to the Department of Energy Loan approval process, our ability to satisfy the conditions precedent for obtaining the loan guarantee from Department of Energy, ultimate approval and funding of the loan guarantee by the Department of Energy, the prospect and execution of Project AMAZE, including timing and related statements, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to secure final approval of a loan guarantee from the Department of Energy or the timing and final amount of any loan; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to secure financing to continue expansion; our ability to secure grants or other federal, state and local investment; our ability to secure satisfactory intercreditor arrangements or modifications with respect to our existing debt financings; our customer’s ability to secure project financing; our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately, and to secure labor; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; the failure to sufficiently reduce manufacturing costs, potential delays in the launch of our Eos Z3 battery; inefficient implementation of the Inflation Reduction Act of 2022; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; risks associated with security breaches in our information technology systems; the risk of a government shutdown as Eos remains in due diligence on its loan application with the U.S. Department of Energy Loan Programs Office or while we await approval and funding of any loan guarantee; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes in federal, state, or local laws; risks associated with potential costs of regulatory compliance; risks associated with changes to U.S. trade policies; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions and other risks and uncertainties. The forward-looking statements contained in this Current Report on Form 8-K are also subject to additional risks, uncertainties, and factors, including those more fully described in Eos’s most recent filings with the Securities and Exchange Commission, including Eos’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Eos makes with the Securities and Exchange Commission from time to time. Moreover, Eos operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, Eos assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

99.1	Press release of Eos Energy Enterprises, Inc., dated August 31, 2023
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: August 31, 2023	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer
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